HIGHLAND FLOATING RATE ADVANTAGE FUND

                           HIGHLAND FLOATING RATE FUND

                         Supplement Dated March 11, 2005
          To Class A, B and C Shares Prospectuses Dated January 1, 2005

                         Supplement Dated March 11, 2005
              To Class Z Shares Prospectuses Dated January 1, 2005

                HIGHLAND INSTITUTIONAL FLOATING RATE INCOME FUND

                         Supplement Dated March 11, 2005
                       To Prospectus Dated January 1, 2005



INVESTMENT STRATEGIES MODIFICATIONS

The following revisions are being made to the prospectuses of Highland Floating Rate Advantage Fund, Highland Floating Rate Fund and Highland Institutional Floating Rate Income Fund (the "Funds"), to reflect modifications in the Funds' investment strategies:

The following sentence replaces the first two sentences in their entirety in each Fund's prospectus under the heading "How the Fund Invests--Portfolio Maturity."

              The Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio, and Senior Loans usually will have rates of interest that are redetermined either daily, monthly, quarterly, semi-annually or annually.

The following sentence replaces the first sentence in its entirety in each Fund's prospectus under the heading "How the Fund Invests--Borrower Credit Ratings."

              The Fund may invest in the lowest rated loans, but does not intend to invest more than 10% of its assets in Senior Loans rated below CCC by S&P or Moody's (and unrated Senior Loans considered by the Adviser to be of comparable quality).



                INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                        PROSPECTUS FOR FUTURE REFERENCE